                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock
                                       of
                           SOFTWARE AG SYSTEMS, INC.
             Pursuant to the Offer to Purchase Dated April 27, 1999

 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, MAY 25, 1999 UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

   By Hand or Overnight Delivery:              By Facsimile Transmission:


    Tender & Exchange Department              (Eligible Institutions only.
         101 Barclay Street                        See Instruction 1)
     Receive and Deliver Window                      (212) 815-6213
      New York, New York 10286

              By Mail:                       For Confirmation by Telephone:


    Tender & Exchange Department                     (800) 507-9357
           P.O. Box 11248
        Church Street Station
    New York, New York 10286-1248

           DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
--------------------------------------------------------------------------------

   Name(s) and address(es) of
           registered
 holder(s) (please fill in, if
       blank, exactly as
      name(s) appear(s) on                          Shares Tendered
        certificate(s))                  (Attach Additional List if Necessary)
-----------------------------------------------------------------------------------
                                                         Total
                                                   Number of Shares
                                                      Represented         Number
                                  Certificate(s)          by             of Shares
                                     Number(1)     Certificate(s)(2)    Tendered(3)
                                 --------------------------------------------------

                                 --------------------------------------------------

                                 --------------------------------------------------

                                 --------------------------------------------------

                                 --------------------------------------------------

                                 --------------------------------------------------

                                   Total Shares
-----------------------------------------------------------------------------------

 (1) Need not be completed by stockholders tendering Shares by book-entry transfer.
 (2) This letter of transmittal may not be used for shares attributable to accounts under the Software AG Systems, Inc. 1997 Stock Option Plan. See
     Section 3, "Procedures for Tendering Shares--Stock Option Plans" in the Offer to Purchase.
 (3) If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

    Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration. If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 10.

---------------------------------------------------------------------------------------------------------------
  1st:              2nd:                         3rd:                         4th:                         5th:

   DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE ON THIS LETTER OF TRANSMITTAL WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY.

   DELIVERIES TO DTC WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

   Any stockholder wishing to tender all or any part of his or her shares of Common Stock should either:

 (i) complete and sign this Letter of Transmittal (or a facsimile hereof) in accordance with the instructions hereto and either mail or deliver it with any required signature guarantee and any other required documents to The Bank of New York (the "Depositary"), and either mail or deliver the stock certificates for such shares to the Depositary (with all such other documents) or tender such shares pursuant to the procedure for book-entry tender set forth in Section 3, or

 (ii) request a broker, dealer, commercial bank, trust company or other nominee to effect the transaction for such stockholder. Holders of shares of Common Stock registered in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such person if they desire to tender their shares.

   Any stockholder who desires to tender shares of Common Stock and whose certificates for such shares cannot be delivered to the Depositary or who cannot comply with the procedure for book-entry transfer or whose other required documents cannot be delivered to the Depositary, in any case, by the expiration of the Offer must tender such shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

   Questions and requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Purchase or the Notice of Guaranteed Delivery may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below.

                    LOST, STOLEN OR DESTROYED CERTIFICATES:

   Check here if any of the certificates representing Shares that you own have been lost, destroyed or stolen. See Instruction 16.

   Number of Shares represented by lost, destroyed or stolen certificates:

    [_] Lost___________    [_] Destroyed______________  [_] Stolen____________
              (Shares)                     (Shares)                 (Shares)

                               METHOD OF TENDER

                UNCONDITIONAL TENDER OF SHARES (check one box):

[_]Check here if tendered Shares are enclosed herewith.

[_]Check here if tendered Shares are being delivered by book-entry transfer made to the account maintained by the Depositary at DTC and complete the following (for use by Eligible Institutions only):

   Name of Tendering Institution: _____________________________________________

   DTC Account Number: ________________________________________________________

   Transaction Code Number: ___________________________________________________

[_]Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery enclosed herewith and complete the following (for use by Eligible Institutions only):

   Name of Registered Holder(s): ______________________________________________

   Window Ticket Number (if any): _____________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Name of Eligible Institution that Guaranteed Delivery: _____________________

               CONDITIONAL TENDER OF SHARES (See Instruction 9)

   Odd lot shares cannot be conditionally tendered.

[_]Check here if tendering all of the stockholder's Shares and if tender of Shares is conditional on the Company's purchasing all or a minimum number of the tendered Shares and complete the following:

   Minimum Number of Shares to be Sold: _______________________________________

                         ODD LOTS (See Instruction 8)

   To be completed ONLY if the Shares are being tendered by or on behalf of a person owning an aggregate of 99 or fewer Shares (excluding shares attributable to individual accounts under the Stock Option Plan) (check one box):

  [_]The undersigned is tendering such Shares at the Purchase Price, as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below); or

  [_]The undersigned is tendering such Shares at the price per Share indicated below under "Price (In Dollars) Per Share at Which Shares Are Being Tendered."

Ladies and Gentlemen:

   The undersigned hereby tenders to Software AG Systems, Inc., a Delaware corporation (the "Company"), the above described shares of the Company's Common Stock, $0.01 par value per share (the "Shares"), at a price per Share indicated in this Letter of Transmittal (unless this Letter of Transmittal is for an Odd Lot Holder who has elected to accept the Purchase Price determined by the Company), in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated April 27, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

   Subject to and effective upon acceptance for payment of and payment for the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

   (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

   (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

   (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

   The undersigned hereby represents and warrants to the Company that:

   (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty to the Company that:

     (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and

     (ii) such tender of Shares complies with Rule 14e-4 under the 1934 Act;

   (b) the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and that, when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

   (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

   (d) the undersigned has read and agrees to all of the terms of the Offer.

   All authorities conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

   The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. Any order (by certificate number) in which the tendered Shares must be purchased should also be indicated above. The price at which such Shares are being tendered should be indicated in the box below (unless this Letter of Transmittal is for an Odd Lot Holder who has elected to accept the Purchase Price determined by the Company). The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not greater than $8.00 nor less than $6.50 per Share) in cash (the "Purchase Price") that it will pay for Shares validly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $0.125) specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy 6,000,000 Shares (or such lesser number of Shares as are validly tendered at prices not greater than $8.00 nor less than $6.50 per Share) pursuant to the Offer. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not withdrawn prior to the Expiration Date will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price and not withdrawn prior to the Expiration Date and Shares not purchased because of proration or conditional tender.

   The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

   The check for the aggregate Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below.


        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (See Instruction 5)

--------------------------------------------------------------------------------

                               CHECK ONLY ONE BOX

    If more than one box is checked or if no box is checked, there is no valid tender of shares (except that Odd Lot Holders may check a box below but are not required to if they accept the Purchase Price, as determined by the Company pursuant to the Offer). Stockholders who desire to tender shares at more than one price must complete a separate letter of transmittal for each price at which shares are tendered.

--------------------------------------------------------------------------------
 [_] $6.50           [_] $7.00            [_] $7.375         [_] $7.75
 [_] $6.625          [_] $7.125           [_] $7.50          [_] $7.875
 [_] $6.75           [_] $7.25            [_] $7.625         [_] $8.00
 [_] $6.875


   SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 4, 6, 7 and             (See Instructions 1, 4, 6 and
                11)                                        11)

  To be completed ONLY if certif-            To be completed ONLY if certif-
 icates for Shares not tendered             icates for Shares not tendered
 or not purchased and/or any                or not purchased and/or any
 check for the aggregate Purchase           check for the aggregate Purchase
 Price of Shares purchased are to           Price of Shares purchased are to
 be issued in the name of someone           be issued in the name of and
 other than the undersigned.                sent to someone other than the
                                            undersigned.


 Issue Certificate(s) and/or                Mail Certificate(s) and/or Check
 Check to:                                  to:

 Name ____________________________          Name_____________________________
      (please print or type)                     (please print or type)

 Address _________________________          Address _________________________

 _________________________________          _________________________________

 _________________________________          _________________________________
        (include zip code)                         (include zip code)

 _________________________________          IF SPECIAL DELIVERY INSTRUCTIONS
   (Tax Identification or Social            ARE BEING GIVEN, PLEASE REMEMBER
         Security Number)                   TO HAVE YOUR SIGNATURE
                                            GUARANTEED.

 IF SPECIAL PAYMENT INSTRUCTIONS
 ARE BEING GIVEN, PLEASE REMEMBER
 TO HAVE YOUR SIGNATURE
 GUARANTEED.

                          HOLDER(S) PLEASE SIGN HERE
                         (See Instructions 2, 5 and 6)
            (Please Complete Substitute Form W-9 Contained Herein)

   Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or, in the case of book-entry securities, on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth the signer's full title and see Instruction 6.
                             SIGNATURE OF OWNER(S)
 .............................................................
      (Signature(s) of Holder(s) or Authorized Signatory)
 .............................................................
                    (Name(s), Please Print)
 Dated: ............... , 1999   Capacity: ...................

 Address......................................................
 .............................................................
 .............................................................
 .............................................................
                   (Please include ZIP code)

 Telephone No. (with area code): .............................

 Tax ID No.: .................................................

                            GUARANTEE OF SIGNATURES
                       (See Instructions 1 and 6 below)
       Certain Signatures Must Be Guaranteed by an Eligible Institution

 .............................................................
                    (Authorized Signature)
 .............................................................
                         (Print Name)
 .............................................................
                    (Capacity (full title))
 .............................................................
                 (Name of Eligible Institution
                    Guaranteeing Signature)
 .............................................................
 .............................................................
 .............................................................
          (Address of Firm--Please include ZIP code)
 .............................................................
            Telephone No. (with area code) of Firm:


 Dated: ............................................... , 1999

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association, or other "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the 1934 Act (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" included herein, or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instructions 6 and 11.

   2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at DTC of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth above and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Delivery of documents to DTC does not constitute delivery to the Depositary.

   Stockholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) NYSE trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

   The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

   THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

   3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers, the class or classes, and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

   4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificates(s) listed and delivered to the Depositary will be deemed to have been tendered.

   5. Indication of Price at Which Shares are being Tendered. Except if this Letter of Transmittal is for an Odd Lot Holder who has elected to accept the Purchase Price determined by the Company and has checked the appropriate box, for Shares to be validly tendered, the stockholder MUST check the box indicating the price per Share at which he or she is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A stockholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal (and, if applicable, a separate Notice of Guaranteed Delivery) for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

   6. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

   (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

   (b) If any tendered Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

   (c) If any tendered Shares are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

   (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment of the Purchase Price is to be made or the certificate(s) for the Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) OR STOCK POWER(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. See Instruction 1.

   (e) If this Letter of Transmittal or any certificate(s) or stock powers(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority to so act.

   7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

   (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any other person than the registered holder(s);

   (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

   (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

   8. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered at or below the Purchase Price before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any stockholder who owns beneficially an aggregate of 99 or fewer Shares (excluding shares attributable to individual accounts under the Stock Option Plan), and who tenders all of his or her Shares at or below the Purchase Price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

   9. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered Shares being purchased ("Conditional Tenders"). If the Company is to purchase less than all Shares tendered before the Expiration Date and not withdrawn, the Depositary will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to a Conditional Tender for which the condition was not satisfied by the preliminary proration shall be deemed withdrawn, subject to reinstatement if such conditional tendered Shares are subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Offer to Purchase. CONDITIONAL TENDERS WILL BE SELECTED BY A LOT ONLY FROM STOCKHOLDERS WHO TENDER ALL OF THEIR SHARES. All tendered Shares shall be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The Conditional Tender alternative is made available so that a stockholder may assure that the purchase of Shares from the stockholder pursuant to the Offer will be treated as a sale of such Shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering stockholder's responsibility to calculate the minimum number of Shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than dividend) treatment, and each stockholder is urged to consult his or her own tax advisor.

   IN THE EVENT OF PRORATION, ANY SHARES TENDERED PURSUANT TO A CONDITIONAL TENDER FOR WHICH THE MINIMUM REQUIREMENTS ARE NOT SATISFIED MAY NOT BE ACCEPTED AND THEREBY WILL BE DEEMED WITHDRAWN.

   10. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. If you do not designate an order, in the event that fewer than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Sections 1 and 14 of the Offer to Purchase.

   11. Special Payment and Delivery Instructions. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of

Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

   12. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

   13. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

   14. 31% Backup Withholding. Under federal income tax law, a stockholder who receives a payment pursuant to the Offer is required to provide the Depositary (as payor) with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, payments that are made to the stockholder or other payee with respect to the Offer may be subject to 31% backup withholding.

   Certain stockholders (including, among others, corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit to the Depositary a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary.

   If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

   The box in Part 3 of the Substitute Form W-9 may be checked if the submitting stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to the stockholder if a TIN is provided to the Depositary within 60 days.

   The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares.

   15. Withholding for Non-U.S. Stockholders. Although a non-U.S. stockholder may be exempt from U.S. federal income tax backup withholding, certain payments to non-U.S. stockholders are subject to U.S. withholding tax at a rate of 30%. The Depositary will withhold the 30% from gross payments made to non-U.S. stockholders pursuant to the Offer unless the Depositary determines that a non-U.S. stockholder is either exempt from the withholding or entitled to a reduced withholding rate under an income tax treaty. For purposes of this discussion, a "non-U.S. stockholder" is a stockholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in the United States or under the law of the United States or of any State or political subdivision of the foregoing, (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or (iv) a trust with respect to which a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. trustees have the authority to control all substantial decisions. A non-U.S. stockholder will not be subject to the withholding tax on a payment from the Company pursuant to the Offer if the payment is effectively connected with the conduct of a trade or business in the United States by the non-U.S. stockholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. stockholder) and the non-U.S. stockholder has furnished the Depositary with a properly executed IRS Form W-8ECI prior to the time of payment.

   A non-U.S. stockholder who is eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty must certify such to the Depositary by providing to the Depositary a properly executed IRS Form W-8BEN prior to the time payment is made. A non-U.S. stockholder may be eligible to obtain from the IRS a refund of tax withheld if such non-U.S. stockholder is able to establish that no tax (or a reduced amount of tax) is due.

   16. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box provided in the box titled "Description of Shares Tendered" and indicating the number of Shares represented by the certificate so lost, destroyed or stolen. The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. Please allow at least ten to fourteen business days to complete such procedures.

   NAME ___________________________________________________________________

   ADDRESS ________________________________________________________________
                          (CITY, STATE AND ZIP CODE)

                      PAYER'S NAME: THE BANK OF NEW YORK

                          PART 1--PROVIDE YOUR TIN IN
 SUBSTITUTE               THE BOX TO THE RIGHT AND        -------------------
 Form W-9                 CERTIFY BY SIGNING AND DATING      Social Security
                          BELOW                                  Number

 Department of                                                     OR
 the Treasury
 Internal                                                 -------------------
 Revenue Service
                                                                Employer
                                                           Identification No.


                         ------------------------------------------------------
 Payer's Request for
 Taxpayer
 Identification Number
 (TIN)


 For Payee Exempt From
 Backup Withholding
                          PART 2: CERTIFICATION. Under penalties of perjury, I certify that (1) the number above on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.







                                          Part 4
                                          Exempt: [ ] Check here if you are
                                                      exempt from backup
                                                      withholding
                         ------------------------------------------------------


                                          Certificate Instructions. You must
                             PART 3:      cross out item (2) above if you
                                          have been notified by the IRS that
                                          you are subject to backup
                                          withholding because of
                                          underreporting interest or
                                          dividends on your tax return.
                                          However, if after being notified by
                                          the IRS that you were subject to
                                          backup withholding, you received
                                          another notification from the IRS
                                          that you are no longer subject to
                                          backup withholding, do not cross
                                          out item (2).
                         ------------------------------------------------------
                          Signature: _______________________    Date: _______


                          Awaiting TIN
                               [ ]
                          Name (Please Print): ______________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable dividend payments made to me thereafter on shares of Common Stock issued upon exercise of the Rights will be withheld until I provide a taxpayer identification number.

 Signature __________________________

                                             Date ____________________________
 Name (Please Print) ________________

                             The Information Agent:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.
                               111 Commerce Road
                            Carlstadt, NJ 07072-2528

                                   ALL CALLS:
                                 (877) 460-2562

                              The Dealer Manager:

                              SALOMON SMITH BARNEY
                              390 Greenwich Street
                            New York, New York 10013

                         Call Toll Free: (800) 996-7920